Filed pursuant to Rule 497(e)

File Nos. 333-148624 and 811-22167

ALLIANZ FUNDS MULTI-STRATEGY TRUST

Supplement Dated October 22, 2014 to the

Statutory Prospectus for Institutional Class, Class A, Class C,

Class D and Class P shares of

Allianz Funds Multi-Strategy Trust,

dated April 1, 2014 (as supplemented thereafter)

Disclosure Relating to AlllianzGI China Equity Fund (the “Fund”)

The Board of Trustees of Allianz Funds Multi-Strategy Trust has approved a change to the Fund’s policy as it relates to the approximate number of portfolio holdings. The fourth paragraph of disclosure relating to the Fund in the section titled “Principal Investments and Strategies of Each Fund—Principal Investments and Strategies” is hereby revised to read in its entirety as follows:

The Fund is “non-diversified,” which means that it may invest a significant portion of its assets in a relatively small number of issuers, which may increase risk. Under normal circumstances, the portfolio manager typically selects approximately 25 to 50 securities for the Fund.

Please retain this Supplement for future reference.